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                                                                EXHIBIT 10.105T

                      FIRST AMENDMENT TO LETTER AGREEMENT

                                     AMONG

                MOTOROLA INTERNATIONAL DEVELOPMENT CORPORATION

            INTERNATIONAL WIRELESS COMMUNICATIONS PAKISTAN LIMITED

                                      AND

                          SAIF TELECOM (PVT.) LIMITED

     This Amendment, effective as of the 25th day of February, 1998, as made by and among Motorola International Development Corporation, a company organized under the laws of the State of Delaware, United States of America ("MIDC"), International Wireless Communications Pakistan Limited, a company organized under the laws of Mauritius ("IWCPL") and Saif Telecom (Pvt.) Limited, a company organized under the laws of Pakistan ("SAIF") (collectively, the "Parties").

    WHEREAS, on August 13, 1997, the Parties entered into a Letter Agreement (hereinafter called the "Agreement"); and

    WHEREAS, the Parties now desire to amend the Agreement by revising subsection (a) (ii) of Paragraph 6, titled MOTOROLA GUARANTY, of the Agreement.

    NOW THEREFORE, in consideration of the mutual obligations contained herein, the Parties hereby agree as follows:

    1. Paragraph 6(a) (ii) of the Agreement is hereby replaced in its entirety as follows:

        "a guaranty for the benefit of ABN Amro Bank, dated February 25, 1998 (the "ABN Guaranty") and together with the Citibank Guaranties, the Motorola Guaranties") to guarantee the payment of the principal of, and interest on, loans made by Citibank, N.A. and ABN Amro Bank, respectively (together, the "Lenders"), to the Company and all other amounts payable by the Company to the Lenders with respect thereto (together, the "Obligations"). As of the date of this Amendment to this letter agreement, the aggregate outstanding Obligations guaranteed under the Motorola Guaranties is US$39,768,000 consisting of Obligations of US $12,068,000 under the first Citibank Guaranty and US $7,700,000 under the second Citibank Guaranty and outstanding Obligations of US $20,000,000 under the ABN Guaranty."

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    2.  Together with the Amendment contained herein, the Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed on the day and year first above written.

MOTOROLA INTERNATIONAL                 SAIF TELECOM (PVT.) LIMITED
NETWORK VENTURES, INC.


BY: /s/ J. Michael Norris              BY: /s/ Javed Saifullah Khan
    -------------------------------        -------------------------------
    J. Michael Norris                      Javed Saifullah Khan
    Director                               Chief Executive



INTERNATIONAL WIRELESS COMMUNICATIONS
PAKISTAN LIMITED


BY:
    -------------------------------
    Antonia Yeung
    Director


BY: /s/ Robin Maule
    -------------------------------
    Robin Maule
    Director



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